UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2022 (February 17, 2022)

PowerUp Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands]	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 313 - 8109

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share, included as part of the units	PWUP	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2022, PowerUp Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A ordinary share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261941) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 30, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated February 17, 2022, by and between the Company and Citigroup Global Markets Inc. (“Underwriter”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	The Amended and Restated Memorandum and Articles of Association, dated February 17, 2022, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated February 17, 2022, by and between the Company and American Stock Transfer & Trust Company (“AST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 17, 2022, by and among the Company, its officers, its directors and Powerup Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 17, 2022, by and between the Company and AST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 17, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated February 17, 2022 (the “Private Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated February 17, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated February 17, 2022, by and between the Company and each of the directors and officers of the Company attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and the full exercise of underwriters’ over-allotment option, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 9,763,333 warrants (the “Private Warrants”) to the Sponsor at a purchase price of $1.50 per Private Warrant, generating gross proceeds to the Company of $14,645,000. The Private Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events

A total of $294,687,500, comprised of the proceeds from the IPO and the full exercise of underwriters’ over-allotment option after offering expenses and a portion of the proceeds of the sale of the Private Warrants, was placed in a U.S.-based trust account maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be needed to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months of the closing of this IPO or during the Extension Period as defined in the Registration Statement (such period, the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

In addition, the 7,187,500 Class B ordinary shares of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 937,500 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full. Since the underwriters’ over-allotment has been exercised in full, there are no longer any Founder Shares subject to forfeiture.

On February 17, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 23, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 17, 2022, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated February 17, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

10.1	Letter Agreement, dated February 17, 2022, by and among the Company, its officers, its directors and PowerUp Sponsor LLC.

10.2	Investment Management Trust Agreement, dated February 17, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.3	Registration Rights Agreement, dated February 17, 2022, by and among the Company and certain security holders.

10.4	Private Placement Warrant Purchase Agreement, dated February 17, 2022, by and between the Company and PowerUp Sponsor LLC.

10.5	Administrative Services Agreement, dated February 17, 2022, by and between the Company and PowerUp Sponsor LLC.

10.6	Form of Indemnity Agreement, dated February 17, 2022, by and amount the Company and each of the directors and officers of the Company.

99.1	Press Release, dated February 17, 2022.

99.2	Press Release, dated February 23, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerUp Acquisition Corp.

	By:	/s/ Jack Tretton
		Name:	Jack Tretton
		Title:	Chief Executive Officer

Dated: February 23, 2022